UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2012

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

WesBanco, Inc. issued a press release today announcing earnings for the year and fourth quarter ended December 31, 2011.  The press release is attached as Exhibit 99.1 to this report.

WesBanco, Inc. will host a conference call to discuss the Company's financial results for the fourth quarter of 2011 on Wednesday, January 25, 2012, at 11:00 AM EDT.  Callers wishing to participate should access the call by dialing (800) 860-2442 or +1(412) 858-4600 for international callers.  The call may also be listened to live via Webcast through the "Investor Relations" section of the Company's Web site at www.wesbanco.com or by registering at http://www.videonewswire.com/event.asp?id=84308.  Access to the Webcast will begin approximately 15 minutes prior to the start of the call.

A replay of the call will be available from 1:00 PM EDT on the day of the call until midnight EDT on Friday, February 3, 2012.  The replay can be accessed by dialing (877) 344-7529 or +1(412) 317-0088 for international callers; the confirmation number is 10008114.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits – 99.1 - Press release dated January 24, 2012 announcing earnings for the year and fourth quarter ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: January 24, 2012	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer